Investor Day May 19, 2016 Exhibit 99.2

Investor Day 2016 2 Safe Harbor and Non-GAAP Financial Measures Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995, including our strategies for future growth, expectations regarding market conditions, earnings performance, revenue in our business segments, fleet size, cash flow, capital expenditures, return on capital spread, debt, dividend growth and the anticipated resumption of our share repurchase program. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, lower than expected lease sales, further decreases in commercial rental demand or poor acceptance of rental pricing, our ability to right-size our commercial rental fleet in line with demand, availability of labor to maintain our fleet at normalized levels, worsening of market demand for used vehicles impacting current pricing, residual values and our anticipated proportion of retail versus wholesale sales, lack of customer demand for on-demand maintenance, higher than expected maintenance costs from new engine technology or due to lower than expected benefits from maintenance initiatives, decreases in freight demand or volumes, poor operational execution particularly with start-ups and new product launches, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to soft economic conditions, slower than expected global economic recovery, business interruptions or expenditures due to severe weather or natural occurrences, competition from other service providers and new entrants, customer retention levels, loss of key customers, driver and technician shortages resulting in higher procurement costs and turnover rates, unexpected bad debt reserves or write-offs, changes in customers’ business environments that will limit their ability to commit to long-term vehicle leases, a decrease in credit ratings, increased debt costs, adequacy of accounting estimates, reserves and accruals particularly with respect to pension, taxes, depreciation, insurance and revenue, sudden or unusual changes in fuel prices, unanticipated currency exchange rate fluctuations, our ability to manage our cost structure, and the risks described in our filings with the Securities and Exchange Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. This presentation includes certain non-GAAP financial measures as defined under SEC rules, including operating revenue, comparable earnings and earnings per share, comparable earnings per share forecast, adjusted return on capital (and return on capital spread), free cash flow and the ratios based on these financial measures. Refer to Appendix – Non-GAAP Financial Measures for more information about the non-GAAP financial measures contained in this presentation. Additional information as required by Regulation G regarding non-GAAP financial measures can be found in our most recent Form 10-K, Form 10-Q and our Form 8-K filed as of the date of this presentation with the SEC, which are available at http://investors.ryder.com.

Bob Brunn Vice President, Corporate Strategy & Investor Relations Welcome and Opening Remarks

Investor Day 2016 8:30 am Bob Brunn, VP – Strategy & IR Opening Comments Robert Sanchez, CEO Company Overview and Strategy Dennis Cooke, President Fleet Management Solutions John Diez, President Dedicated Transportation Solutions All Q&A 10:15 am Break 10:25 am Steve Sensing, President Supply Chain Solutions Karen Jones, CMO Marketing Overview Art Garcia, CFO Financial Overview Robert Sanchez, CEO Q&A and Closing Remarks 12:00 – 1:30 pm All Solutions Showcase & Lunch Agenda 4

Investor Day 2016 Learn more about the products and capabilities that are driving Ryder’s growth Collaborate. Innovate. Execute. Grow. Investor Day Solutions Showcase Flexible Maintenance Solutions Rental & Maintenance Customer Experience Advanced Fuels & Emerging Vehicle Technology Warehousing & Distribution Management Virtual Tour Supply Chain Visibility Tools Mexico Operations Dedicated Solutions Total Cost of Ownership Sales Tool 5

Robert Sanchez Chairman & Chief Executive Officer Company Overview and Strategy

Investor Day 2016 You’ll hear our strategy to penetrate the non-outsourced transportation and logistics markets and increase shareholder value What you’ll hear today… • Clear strategy to penetrate the large, non-outsourced market • Secular trends favor outsourcing • Initiatives to drive higher levels of outsourcing • Significant operating leverage exists in the business model; ability to drive higher returns • Good progress to date with a lot of opportunity ahead • Experienced, passionate leadership team 7

Investor Day 2016 1. These amounts result from continuing operations. 2. Net Earnings from Continuing Operations are $306 million. 63% 14% 23% Fleet Management Solutions (FMS) Dedicated Transportation Solutions (DTS) Supply Chain Solutions (SCS) 6% 6% 2% 85% U.S. Canada UK Mexico < 1% Singapore $6.6B REVENUE 1 232K VEHICLES 33K EMPLOYEES COMPARABLE EARNINGS 1, 2 $327M 40M WAREHOUSE SPACE (SQ FT) 800 LOCATIONS Full Year 2015 Leading provider of outsourced solutions 8

Investor Day 2016 A day in the life of Ryder 7:00 am W AKE UP 8:00 am BREAKFAST 12:00 pm LUNCH 5:00 pm 6:00 pm DINNER 8:00 pm EVENING 9:00 am AT THE OFFICE DAY BEGINS 8:30 am DRIVE TO WORK DRIVE HOME DAY ENDS 9

Investor Day 2016 FMS DTS Salesforce equipped to sell appropriate solution to each customer SCS Solutions comprising two or more services: Drivers, Routing, Scheduling & Administration Vehicle Maintenance, Financing & Support Services Distribution Management Transportation Management Network Design Our point of differentiation: providing integrated transportation and logistics solutions 10

Investor Day 2016 Large U.S. markets with significant growth potential U.S. Power Vehicles US $ US $ Total Market Truck leasing, maintenance and rental (FMS) Warehouse and truck- based transportation management (SCS) Dedicated transportation (DTS) $800B $1T 8M Power Vehicles Highly Addressable Market $400B $800B 2M Power Vehicles Currently Outsourced $13B $100B 0.3M Power Vehicles Addressable with Rental, On- Demand, and Used Vehicle Sales Addressable with Full Service Lease and Contract Maintenance Sources: Polk/HIS, Armstrong & Associates, Ryder estimates 11

Secular trends support the shift to outsourcing

Secular Trends	Impact
Increasing Costs	• New engine technology: purchase costs up 40-50%[1] • Maintenance complexity: cost up 55-65%[1]
More Stringent Regulations	• New EPA Emissions Standards: Issued thru 2027 • Lower capacity / productivity due to Compliance, Safety & Accountability (CSA), Hours of Service & Electronic Logging Device (ELD) Mandate • Food Safety Standards increase complexity
Labor demographics	• Driver shortage ~150K by 2020 • Technician shortage ~200k needed over next 10 years • Warehouse labor pressure / minimum wage legislation
Dynamic Supply Chains	• More nearshoring / onshoring • Growth in e-commerce and omni-channel

1. Power vehicles

Investor Day 2016

FLEET LEASING & MAINTENANCE I DEDICATED TRANSPORTATION I SUPPLY CHAIN SOLUTIONS

Ryder Ever better.

12

Investor Day 2016 Operational Excellence Innovation Customer Focus EPS ROC Spread Operating Revenue Talent & Culture Information Technology Strategy focused on driving higher outsourcing rates Grow fleet management and supply chain outsourcing services by targeting private fleets (FMS) and key verticals (SCS) with innovative solutions, operational excellence, customer focus, best in class talent and information technology 13

Investor Day 2016 Key examples of progress made on our strategy Operational Excellence Innovation Customer Focus Talent & Culture 1 2 4 3 IT 5 Initiative Result LEAN roll out in SCS All major accounts On-Demand Maintenance Launched August 2015 • Upsell FMS to DTS • TCO Sales Tool • 2/3 of new DTS sales • 14k analyses run Engagement survey action plans America’s Best Employers list (Forbes) FMS Billing Enhancements Supports launch of new products 14

Investor Day 2016 Comparable EPS Growth 2012 – 2015 CAGR 1,200 1,700 3,200 6,800 2012 2013 2014 2015 + 50 bps Expansion of ROC Spread 2012 – 2015 Ryder 5% FMS 10% DTS 4% SCS Solid results from initiatives to drive higher outsourcing levels and profitable growth Operating revenue growth 2012 – 2015 CAGR Accelerating lease fleet growth 12% 5% 15

Investor Day 2016 • Continue to refine maintenance expertise − Increase vehicle uptime and reduce maintenance / overhead costs • Leverage centralized asset management − Adjust rental fleet size / redeploy assets to maximize utilization and return • Build on driver recruiting and retention competencies − Turnover rates of ~30% (below industry norm) • Deploy next generation of LEAN − continuous improvement in real-time (vs. end of shift, end of week) • Focus on higher return opportunities Operational Excellence Innovation Customer Focus Strategic initiatives for 2016 and beyond 16

Investor Day 2016 • Expand full service lease customer relationships to higher value dedicated solutions − 2/3 of new sales in DTS from collaborative upselling from FMS and expanding to SCS • Build marketing competency to tell Ryder story to customers and prospects − Creating brand thought leadership and supporting our key growth initiatives • Reach more customers and prospects through improved sales effectiveness − Expand “hunters” and inside sales; using Total Cost of Ownership sales tool • Promote flexible maintenance delivery options − On customer site and mobile maintenance • Promote our safety culture Operational Excellence Innovation Customer Focus Strategic initiatives for 2016 and beyond 17

Investor Day 2016 • Accelerate growth of asset-light maintenance solutions − On-Demand Maintenance (launched in 2015), Preventive, and Comprehensive • New lease products with flexible maintenance − FSL “Lite” to be launched next week • New supply chain industry verticals − Healthcare / Medical Device launched in 2015 • Expand Mexico supply chain network − support multi-industry verticals • Provide increased transportation volume flexibility − Transportation Management + Dedicated solution • Roll out visibility tools allowing real-time access to product location and status − Leverage mobile and telematics technology Operational Excellence Innovation Customer Focus Strategic initiatives for 2016 and beyond 18

Investor Day 2016 Uncertain macro environment in forecast assumes: REDUCE RENTAL FLEET 2 WEAKER RENTAL DEMAND LOWER USED VEHICLE PRICING LEASE SALES HEADWIND CONTROL COSTS 4 MAXIMIZE USED VEHICLE PROCEEDS & MANAGE INVENTORY 3 GROW PROFITABLE CONTRACTUAL BUSINESS 1 Four Focus Areas 2016 playbook for softer economic/freight environment 19

Investor Day 2016 Performance Measures Focus on Top- and Bottom-line Growth, Capital Management and Shareholder Value Short-Term Incentive Plan Measures: • EPS • Operating Revenue Long-Term Incentive Plan Measures: • Relative TSR 1 • ROC • Over 70% of senior executives’ compensation is at risk and subject to these profitable growth measures • Staff and field incentive bonus performance measures align with senior management goals Performance goals align with creating shareholder value 1. Ryder TSR as compared to a custom list of benchmarked companies. 20

Investor Day 2016 Looking ahead to our future state 150 – 200 bps 10 – 15% 7 – 8% Operating Revenue Growth ROC Spread EPS Growth • Industry leader in innovative solutions • Growth primarily from DIY market • Technology – competitive advantage • Asset management – earnings stability 21

Dennis Cooke President, Global Fleet Management Solutions Fleet Management Solutions Overview

Investor Day 2016 • Large, non-outsourced addressable market • Secular trends driving higher outsourcing rates • Expanding product portfolio focused on full service lease and asset-light solutions • Ryder sales and marketing initiatives driving growth • Margin expansion driven by operational excellence What you’ll hear today… 23

Investor Day 2016 FMS overview: provides transportation services with a well established business model and unmatched shop network Operating Statistics 2015 Performance Geographies Operating Revenue Mix U.S. 81% Canada 8% U.K. 11% Full Service Lease 63% Rental 24% Other 2% Asset-light Maintenance Products 11% Assets $10.1B Vehicles Maintained 231,900 Employees 12,400 Technicians 5,700 Maintenance Shops 800 Total Revenue $4.5B Operating Revenue $3.8B EBT $462M EBT % 12.0% ROC 5.9% 24

Investor Day 2016 U.S. $3,220M 84% • 39K commercial rental • 15K full service lease / contract maintenance 90+% privately held − Uptime is critical − Need broad maintenance coverage footprint (large customers) − Do not want to tie up capital in trucks FSL/Contract Maintenance (Fleet Size) Customer Mix Revenue 25% 30% 45% Small 1-10 Med 11-50 Large 51+ 84% 13% 3% 9% 4% 4% 4% 6% 8% 12% 24% 28% Other Energy, Chemical & Plastic Products Automotive Retail Stores & Apparel Industrial Business & Personal Services Construction & Housing Food & Beverage Transportation, Logistics & Warehousing Transportation, Logistics & Warehousing Fo d & Bev ra Construction & Housing Business & Personal Serv. In ustri l Retail Stores & are Auto ti Energy, Chemical & Plastics Other Diversified customer base and broad geographic shop network Customer Profile U.S. Lease & Rental Revenue (2015) 25

Investor Day 2016 Additional addressable market exists for U.S. trailers, and vehicles in UK and Canada • Vehicle complexity − Increased costs (e.g., maintenance) − Vehicle uptime challenges • Maintenance technician shortage • Increased technician training requirements • Expanded and more stringent government regulations − Compliance, Safety & Accountability (CSA) − Hours of Service (HOS) − On-board Electronic Logging Devices (ELDs) − Emissions; additional regulations through 2027 Significant market opportunity enabling growth Addressable with Rental, On-Demand & Used Vehicle Sales Addressable with Lease & Contract Maintenance, excluding: • Specialty vehicles • Older vehicles • Non-target segments (gov’t & utilities) 0.3M Secular trends support increased outsourcing U.S. Power Vehicles (Class 3-8) 0.3M 2M 8M Currently Outsourced Sources: Polk/IHS, Ryder estimates 26

FMS has a differentiated business model with a diversified product portfolio

Product Matrix



$M
Cyclical
Stable (growth focus)
Asset Intensity
$400
Used Sales (Proceeds)
$940
Rental
$2,410
Full Service Lease
$230
Contract Related Maintenance
$190
Contract Maintenance
(2015 Revenue & Proceeds)
Level of Customer Commitment

Emphasizing the less cyclical full service lease AND asset-light maintenance products to drive ongoing growth

Why We Win

- Scale-enabled buying power
- Maintenance delivery; 800+ shops, mobile and on customer's site
- Vehicle uptime
- High resale price; 60+ used retail truck centers
- Competitive financing
- Fleet support services (e.g., Insurance, Fuel, Reporting)

10-20% Cost Savings on Average

Investor Day 2016

FLEET LEASING & MAINTENANCE I DEDICATED TRANSPORTATION I SUPPLY CHAIN SOLUTIONS

Ryder Ever better.

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Investor Day 2016 Channels & Tools “How” Marketing Lead Generation Online Inside Sales Local / National Sales Sales Specialists Key Sales Tools Total Cost of Ownership Fleet Buy-Out Customer Segments “Who” Selection Criteria Prioritize Uptime Business Focus Not Transportation Lack of Scale Examples Food & Beverage Small Fleets Shops On Customer Site Mobile Used Vehicle Centers Delivery "Where” Full Service Lease (FSL) “FSL Lite” Maintenance Products • Comprehensive • Preventive • On-Demand Used Vehicles Commercial Rental Lower Products “What” Commitment Higher NEW Products and go-to-market strategy drive strong operating revenue growth 28

Investor Day 2016 Well positioned to profitably grow through product innovation and sales/marketing growth initiatives Growth Initiatives • Continue Full Service Lease (FSL) fleet count growth − Launch new lease product (“FSL Lite”) with flexible maintenance • Accelerate growth of asset-light maintenance products − On-Demand, Preventive and Comprehensive • Promote flexible maintenance delivery options − On customer site and mobile • Sales and Marketing − Total Cost of Ownership and Fleet Buy-Out tools − Capitalize on cross-sell and up-sell opportunities − More sales “hunters” and specialists − More inside sales (telemarketing) − Industry focus and customer advisory boards − On-line lead generation − Safety programs and performance – a differentiator Margin Initiatives 29

Key advantage: Total Cost of Ownership (TCO) Sales Tool

About TCO

- Proprietary, PC-based analytical tool integrated into our sales process
- 14,000 completed with customers since Jan 2014
- Identifies total cost of owning a vehicle, then compares that cost to Ryder solution
- Demonstrates 10-20% average outsourcing savings

➡ **Increases conversion rates from ownership**



Case Study: Large Food Distributor

Cost Comparison:
Monthly Cost Per Power Vehicle



~13% savings
$2,350
$2,050
Equipment, Financing & Administrative, Maintenance & Value-added Services
Ownership
FSL

Ryder Annual Revenue: $1.8M

Investor Day 2016
FLEET LEASING & MAINTENANCE | DEDICATED TRANSPORTATION | SUPPLY CHAIN SOLUTIONS
Ryder Ever better.
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Investor Day 2016 Customer testimonial – Sacramento Laundry 31

Investor Day 2016 $3.1 $3.8 2011 2015 EBT 8.5% Drivers of growth were FSL and Rental Drivers of growth: FSL, Rental and Used Vehicle Sales; UVS and Rental are headwinds in 2016 +350 bps Strong top-line growth over last 5 years with significant operating leverage +$700M 5% CAGR $266 $462 2011 2015 +$196M 15% CAGR 12% Operating Revenue ($B) Earnings Before Tax ($M) 32

Investor Day 2016 Well positioned to continue margin expansion Growth Initiatives • Continue leveraging shop network …~30% capacity available • Increase vehicle uptime • Reduce maintenance and overhead costs • Continue to increase asset utilization • Focus on higher-return lease opportunities Margin Initiatives 33

Investor Day 2016 Operational excellence initiatives are focused on vehicle uptime and maintenance cost Increase Vehicle Uptime • New Advance Planning & Scheduling system enables uptime measurement • Key drivers of uptime − Industry-leading technician training − Preventive maintenance program − Emergency roadside service − Proactive service using remote diagnostics • No industry published standard for uptime; Ryder at ~95% and we believe this is industry leading • Maintenance cost per vehicle increased from 2004 to 2010 technology • Maintenance cost per vehicle decreased starting with model year 2013 • Drivers of reduced maintenance cost:  Increased vehicle uptime  Increased technician productivity  Reduced outside repair work  Partnering with OEMs to improve quality Reduce Maintenance Cost 34

Investor Day 2016 Rental and Used Vehicle Sales operational excellence initiatives Rental • Enhanced customer experience − Web tools and apps − Rental counter redesign − Net Promotor Score: 90 • Customer loyalty program - RedZone™ • High uptime leads to increased availability, utilization • Rapid fleet right-sizing capability with centralized asset management − Rental-to-lease and lease-to-rental • Easy to transact − Strong web presence − Ability to communicate in multiple languages • Flexible financing − Multiple third-party financing options; 16% of sales are financed • Multiple warranty options − “Ryder Certified” trucks include warranty − Increasing demand because of component costs Used Vehicle Sales Scaled to support lease fleet using rental-to-lease and lease-to-rental Sell 20K used vehicles annually through 60+ locations; 70% sold at retail 35

Investor Day 2016  Significant growth opportunities ‒ Favorable secular trends ‒ New product development and sales and marketing initiatives  Operational excellence initiatives and operating leverage from fleet growth drive margin expansion  Focus on growth for recurring revenue streams (i.e., contractual) along with asset management initiatives to offset cyclical downturns FMS key takeaways 36

John Diez President, Dedicated Transportation Solutions Dedicated Transportation Solutions Overview

Investor Day 2016 • Dedicated Transportation Solutions (DTS) leverages and enhances Ryder value • Industry leader uniquely positioned to capture share; differentiated business model • Significant non-outsourced opportunity further supported by upsell potential • Secular trends favorable to outsourcing transportation • Large FMS customer base with significant upsell opportunity • Initiatives in place to accelerate growth and improve profitability What you’ll hear today… 38

Investor Day 2016 DTS overview: turnkey transportation solution Dedicated Transportation Solutions DEDICATED TRANSPORTATION (DTS) Full Service Lease Vehicles Professional Drivers Routing, Scheduling, Supervision & Administrative Support + + = Dedicated Transportation Solution Operating Statistics 2015 Performance Total Vehicles 7,900 Power Vehicles 4,000 Drivers 5,000 Customer Locations 400 Total Revenue $896M Operating Revenue $714M EBT $46M EBT % 6.4% ROC 10.0% 39

Investor Day 2016 Driver shortage Driver shortage estimated to reach 150K by 20201 Expertise in recruiting qualified drivers Safety regulations • Electronic logging devices • Hours of service • FMCSA – Compliance, Safety, Accountability Electronic logging devices required beginning Dec 2017 ELD technology is already in place Increased complexity and cost • New engine technology • Fuel-efficient vehicles Ongoing federally mandated green house gas reductions FMS maintenance advantage Secular trends favor Ryder outsourcing growth Secular Trends Impact Ryder Advantage 1. Source: American Trucking Association 40

Investor Day 2016 Dedicated represents ~ 3% of private fleet market 1 Continue to grow faster than the industry $533 $714 2012 2015 10% CAGR DTS outpacing industry CAGR of 6% 2 (2012 – 2015) +$181M Dedicated Market DTS Operating Revenue ($M) 1. Internal Ryder estimates 2. Armstrong and Associates Total Private Fleet Market Addressable Market $13B $400B $800B Currently Outsourced 41

Investor Day 2016 Best-in-class engineering • Optimized routing & scheduling • Reliable & flexible designs • Powered by leading technologies • 100+ logistics engineers • 10-20% overall savings Operational expertise • Recognized safety programs • Exceptional on-time delivery performance • Deep industry knowledge • Continuous improvement yielding ongoing savings Driver excellence • Positive work/life balance • Strong safety culture • Driver recognition programs • Competitive pay & benefits • Large pool of driver recruiters Why we win…leader in market solutions Fleet management • Leveraging FMS scale − 232K vehicles maintained − 800 maintenance shops • Vehicle uptime − Preventive maintenance − Access to Ryder rental fleet Transportation management (TM) • Leveraging in-house TM capability • Network of 2,100 Ryder qualified carriers • $4B+ in freight purchasing power • Value drivers: − Procurement & carrier management − Shipment, network optimization 42

Targeted investments in technology that strengthen our value

Dedicated Operating Transportation System

End-to-end visibility



MESSAGE | FIND | REPORTS | SETTINGS | TRAIL

- Real-time decision making
- Instant visibility to drivers and equipment

Continuous optimization



Nebraska
Lincoln
Omaha
Kansas City
Colorado
Kansas
Missouri
Albuquerque
New Mexico
Arkansas
Texas

- Removal of inefficiencies
- Reduction of empty miles

Simplified compliance



- Real-time Hours of Service reporting
- Visibility to driver compliance

Detailed reporting



MPGs by Driver
MPG
Moving MPG
MPG Goal
MPG Terminal Average
Moving MPG Goal
Moving MPG Terminal Average

- Historical reporting database
- Precise and comprehensive KPIs

Investor Day 2016 FLEET LEASING & MAINTENANCE I DEDICATED TRANSPORTATION I SUPPLY CHAIN SOLUTIONS

Ryder Ever better.

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Investor Day 2016 Strong customer retention and expansion…significant FMS upsell opportunity • 60% of customers have been with Ryder for 5 years; 40% have been with Ryder for 10 years • Two-thirds of new customers come from FMS collaboration since 2013 Celebrating 70 years – Ryder’s first Dedicated account 10% 5% 7% 9% 10% 11% 12% 18% 20% Other Energy Media & Publishing Construction Hi-tech & Healthcare Metals Retail CPG Industrial Diversified portfolio comprising 200+ customers Customer Profile U.S. 2015 Operating Revenue 44

Investor Day 2016 Key drivers enable faster growth and expanding margins Growth Initiatives • Leverage large FMS customer base to upsell higher value-added services • Target industries that require specialized, high levels of service • Meet growing customer demand for increased volume flexibility with Transportation Management + Dedication solution • Expand sales organization and increase marketing investments in support of growth initiatives Margin Initiatives 45

Investor Day 2016 Growth drivers 2012 2015 Increases revenue and earnings potential from the same vehicle • Introduce targeted FMS customers to a dedicated solution • Increase customer retention • Leverage secular outsourcing trends • Communicate value using Total Cost of Ownership sales tool • Leverage national FMS sales organization • Expanded from FMS lease to DTS customer in 2015 • Services include: − Dedicated transportation (DTS) − Contract maintenance (FMS trailers) − Managed fuel program (FMS) • Grew revenue by more than 13x • Deliver to over 3,800 stores • Exceeding customer on-time delivery target True Value Earnings Release, Mar 2016 “Transitioning to Ryder provides huge savings to help stabilize delivery costs and the long-term sustainability of high touch delivery.” Upselling FMS customers Case Study: 46

Investor Day 2016 Growth drivers 2012 2015 • Focusing on specialized, high service transportation segments − More private fleet conversion opportunities − Safety performance is a differentiator • Delivering value and safety in industrial segments • Gaining leadership position in energy and metals segments • Flexibility: Flexible design to meet changing volumes and seasonal needs • Visibility: Real time visibility to freight moves • Cost Savings: Optimized mode assignment drives 10-20% savings S iz e of Op p ortunit y Need for Specialization Industrial Energy Metals Chemicals Retail CPG Technology Paper & Publishing Healthcare Ryder TMS optimizes and tenders loads Customer orders Delivery Fleet Common carrier Ryder TranSync™ is the industry’s only dynamic optimization of fleet and common carriers GAP: Mode selection fleet vs common carrier Targeting new industries Transportation Management + Dedicated solution offering 47

Investor Day 2016 Key drivers enable faster growth and expanding margins Growth Initiatives • Driving operating leverage of existing organization • Centralizing administrative functions into regional shared services • Increasing labor productivity – driver recruitment and retention investments • Migrating to one IT platform – Dedicated Transportation Operating System • Flattening management organization structure Margin Initiatives 48

Investor Day 2016  An industry leader in dedicated transportation solutions, outpacing industry growth  Capturing a larger share of the non- outsourced market by addressing secular trends favorable to outsourcing and upselling FMS customers  Accelerating growth by targeting specialized industries and introducing flexible solutions  Improving profitability by creating leverage in the operating model DTS key takeaways 49

Q & A Session

Steve Sensing President, Supply Chain Solutions Supply Chain Solutions Overview

Investor Day 2016 • Leading provider of integrated logistics solutions across North America • Serve a large and growing market; predominantly insourced but with long-term secular outsourcing drivers • Differentiated approach based on deep understanding of key industry verticals • LEAN execution drives continuous improvement enabling customer savings • Focused on leveraging our operational expertise, capabilities and knowledge within key industries What you’ll hear today… 52

Investor Day 2016 Distribution Management Transportation Management Dedicated Services Professional Services SCS overview: provides integrated logistics services in North America Supply Chain Solutions Operating Statistics 2015 Performance Distribution Footprint 40MSF Freight Under Management1 $4.3B Vehicles 6,900 Employees 13.5K Total Revenue $1.5B Operating Revenue $1.3B EBT $94M EBT % 7.5% ROC 15.1% 1. Total Ryder System 53

Investor Day 2016 14% 7% 8% 11% 14% 22% 24% Other Healthcare Industrial Auto CPG Tech Retail Outsourced Warehousing & Transportation Management ($B) 0 10 20 30 40 2012 2013 2014 2015 4% CAGR Fortune 1000 Growing logistics market…significant outsourcing potential…focused on largest industry verticals We are focused on industries with the most logistics outsourcing Logistics spend is growing; only 11% currently outsourced Outsourcing is growing at ~4% per year U.S. SCS Market 1 Relevant Market Growth Outsourced Revenue By Industry 1. Source: Armstrong & Associates, Ryder analysis Total Market Addressable Market $100B $800B $1T Currently Outsourced 54

Secular trends favor Ryder outsourcing growth

Secular Trends	Impact	Ryder Advantage
e-Commerce Shifting consumer behavior; want goods when and where they need them	Increased complexity requiring dynamic integrated solutions	**Flexible cross dock network integrated with over 2K+ carriers**
Nearshoring / Onshoring Manufacturing moving closer to consumers (e.g., China → Mexico)	Ever-changing supply chains and cross-border complexity	**Significant presence in Mexico including cross-border capability**
Healthcare Dynamics Consolidation and increased focus on operational efficiency (e.g., Hospital Networks)	Larger, more complex delivery distribution networks Acute focus on cost management	**Ability to replicate established solutions in new verticals**

Investor Day 2016

FLEET LEASING & MAINTENANCE I DEDICATED TRANSPORTATION I SUPPLY CHAIN SOLUTIONS

Ryder Ever better.

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Investor Day 2016 Distr. Mgmt. 45% Dedicated Svcs. 38% Trans. Mgmt. 10% Prof. Svcs. 7% Visibility / IT Engineering Leveraged Capabilities / Expertise Differentiated approach based on deep understanding of key industry verticals North America Presence • Seamless customer service across North American geography • Streamlined cross-border capabilities − U.S. ↔ Mexico − U.S. ↔ Canada Integrated Solutions Vertical Industry Focus Auto 38% Industrial & Other 8% CPG & Retail 34% Top Industries Served Revenue By Service LEAN Tech/ Healthcare 20% 56

Investor Day 2016 • Possess the expertise to manage simple to complex deliveries door-to-door • Focusing resources on how customers make outsourcing decisions • Nearshoring and onshoring trends persist − Auto assembly in Mexico • Our cross-border capabilities significantly reduce transit time Global companies typically select regional providers with a proven track record of execution Our focus is on North America N.A. Border Crossings 180K+ In Managed Freight $4B Warehouse Space Under Management 40M Sq. Ft. Note: 2015 data 57

Investor Day 2016 Why we win…differentiated execution and proactive innovation based on deep industry expertise  Lead logistics provider  Aftermarket parts  Network optimization Auto / Industrial Tech / Health CPG Retail  Laptop configuration  Retail display builds  Automated fulfillment  Food packaging  Flash freezing  Club packs  Cross docks  Store delivery  e-commerce fulfillment Innovation Through Value-added Services 58 9 out of the Top 10 Fortune 500 Automotive companies are Ryder customers 5 out of the Top 10 Fortune 500 Technology & 5 out of the Top 10 Fortune 500 Healthcare companies are Ryder customers 100% of the Top 10 Fortune 500 Food & Beverage companies are Ryder customers 100% of the Top 10 Fortune 500 Retail companies are Ryder customers

Investor Day 2016 We provide integrated solutions targeting key industries Automotive Technology & Healthcare Design and manage networks of for-hire carriers Design, manage and operate networks of warehouses and cross-docks, perform value-added services such as packaging and postponement Design, manage and operate a network of Ryder vehicles and drivers dedicated to a customer Dedicated Distribution Management Transportation Management CPG & Retail Industrial & Other 59

Investor Day 2016 Key drivers enable faster growth Growth Initiatives • Grow sales through existing and new customers − Focused sales roles: “Hunter”, “Farmer” and large deal − Increase sales of integrated solutions to new prospects − Complete selective acquisitions to complement existing capabilities and markets • Continue to develop innovative new products and services − Vertical teams identify potential new solutions based on deep customer knowledge and industry expertise − Centralized product development team speeds time to market − Roll out visibility tools enabling real-time access to product location and status • Differentiate through industry and North America focus − Expanding Mexico network to serve multiple verticals − Establishing cross-dock network and direct-to-store capabilities − Building capabilities to penetrate Healthcare and Medical Device markets Margin Initiatives Growth drivers more than offset network optimization headwinds 60

Investor Day 2016 Well positioned to continue margin expansion Growth Initiatives • New LEAN tools enable continuous improvement in real-time (vs. end of shift, end of week) • Overhead cost efficiencies • Standardized operating metrics and analytics from proven best practices • Focused on higher-return opportunities Margin Initiatives 61

Investor Day 2016 Our Journey Continues • Initial rollout to all locations complete • Continue to refine methods and standards • Invest in tools to increase real-time performance visibility Continuous operational improvements from LEAN drive margin expansion Map processes and eliminate non-value adding steps Streamline coordination of processes Identify key drivers of customer value LEAN Continuous Improvement 3-5% Annual Savings 62

Investor Day 2016 • 17-year relationship • 17 locations • 600 Ryder employees • Services: full suite of supply chain and transportation solutions Specialized capabilities, deep vertical expertise, and LEAN practices drive sustainable value to customers • $4.7M in annual savings • $6.1M in savings (2014) Auto Tech / Health CPG & Retail Industrial & Other • 14-year relationship • Services: from distribution management to transportation management, packaging, engineering and consulting • $750K savings from packaging and rework improvements • Set safety records for number of incident-free days • $1.2M reduction in inventory from packaging material $400K savings (year 1) • 30% productivity increase • $1.1M in savings (2015) • 47% reduction in inbound cycle time • Achieved customer’s top level supplier rating • 15-year relationship • 1.2M+ sq. ft. of warehouse space managed • 650 employees • Services: package and distribute 19M time-sensitive service parts annually • 20-year relationship • 280K sq. ft. of warehouse space managed • Services: in-plant services and dedicated transportation Results 63

Investor Day 2016  A leading provider of integrated logistics solutions focused on North America  Serving a large and growing market that is predominantly insourced but has long-term secular outsourcing drivers  Providing differentiation based on capabilities within key verticals and Ryder divisions to deliver integrated solutions  Leveraging operational expertise and LEAN enabled continuous improvement methodology to drive profitability SCS key takeaways 64

Marketing Overview 65 Karen Jones Executive Vice President & Chief Marketing Officer

Investor Day 2016 • Marketing journey is underway and we are gaining traction • Key areas of focus for 2016 ‒ Understanding the B2B sales environment ‒ Digital transformation ‒ Lead generation / optimization ‒ Key new product positioning ‒ Continued brand thought leadership • Early success from marketing investments What you’ll hear today… 66

Investor Day 2016 New CMO Hired Sept 2013 Advertising Investment 13 Wall Street Journal | Print Ad July - Oct 2014 Business Media Capabilities Message Ryder Re-Brand Launch July 2014 Proactive PR & Forums 2015 2015 Listen More Directly To Customers Launched ODM 1st In A Decade Evolved Cross/Up-Sell Campaigns Lead Gen Model & Revenue Tracking Brand Assessment Talent Assessment & Alignment Sept - June 2014 A strong foundation for growth Oct - Jan 2014 - 2015 Evolve Foundational Sales Tools Strengthen Vertical & Product Marketing Plans Marketing evolution…major initiatives timeline 67

Investor Day 2016 Target non-outsourced market “do-it-yourselfers” = 1.2M Companies1 The mission is clear 1. Polk Registration Data 2015 & Ryder Estimates 68

The B2B sales environment…a changing landscape

~20+ influencers & decision makers in a large B2B purchase decision [1]

- People the sales team meets
- People formally involved in the decision but who never meet the sales team
- Influencers not part of the decision making but can sway results



1. Vendemore – Leading provider of digital business information - article November 2015

B2B buying stats

67% of today's decision making is done digitally

50% of the purchase decision is complete before a customer even calls a supplier or sales team

85% of B2B buyers use social media during the purchase process

45% of B2B decision makers said thought leadership plays a critical part in determining which companies make the short list

A greater proportion of B2B customers are emotionally attached to the brand they purchased than B2C consumers

Source: Sirius Decisions; Corporate Executive Board, *The End of Solution Sales*, Source: ITSMA/CFO 2013, *How B2B Buyers Consumer Information Study*; Hubspot 2012; IDC 2012 *EAG Buyer Experience*, SurveySource: ITSMA,CEB/Google, *From Promotion to Emotion: Connecting B2B Customers to Brands*

Investor Day 2016

FLEET LEASING & MAINTENANCE I DEDICATED TRANSPORTATION I SUPPLY CHAIN SOLUTIONS

Ryder Ever better.

69

Investor Day 2016 Build Brand Thought Leadership Support Growth Initiatives Develop Talent & Synergies Measure Retain and Grow Customers Focused approach to drive growth Our strategic approach to marketing 70

Investor Day 2016 Going mobile (device-agnostic) and user friendly – driving sales & transactions Mobilizing Ryder.com & Enhancing Experience • Consistent user experience across all devices • Reorganizing Ryder solutions • Highlight the benefits to outsourcing • Increasing lead generation opportunities • Making it easier to transact on Rental and UVS • Supporting driver and technician recruitment Support growth initiatives – Ryder.com mobile 71

Investor Day 2016 Email Paid & Organic Search Mobile Social Ads Shows & Events Ryder.com Direct Mail 1-800# Rental Counters In Annualized Revenue 2015 $30M+ Support growth initiatives…lead generation Began optimization of lead channels in 2015 Early days… leads are adding solid pipeline & revenue contribution 72

Investor Day 2016 Choose Your: Choose Your: Ryder ChoiceLease Ryder SelectCare Maintenance  Maintenance level  Equipment  Financing  Term  Service delivery option  Value added services  Maintenance level  Rate structure  Term  Service delivery option  Value added services Support growth initiatives…customer centric approach to new product offerings: flexibility, choice, control The most flexible leasing and maintenance options in the industry Flexibility & Choice are key to reducing outsourcing barriers 73

Investor Day 2016 Build brand thought leadership via “moving billboards” Simplified identity & message…showcasing all of our core products Fleet Leasing & Maintenance Dedicated Transportation Supply Chain Solutions 74

Investor Day 2016 Early success from marketing investments Ryder.com Mobile in online leads UP 50% Lead Generation $30M + Brand & Services Awareness 300 bps unaided 600 bps aided HOS Proactive PR Reach OBC increase earned media coverage from 2014 - 2015 customer vs. prospect campaigns Cross / Upsell Campaign Conversions 500% Advertising Reach influencing the influencers higher on average 10x in revenue from leads generated in 2015 UP customers & prospects 2014 - 2015 And we are just getting started… 75

Investor Day 2016  The marketing organization is a new and energized team at Ryder!  Our focus is on three key areas: ‒ Building brand thought leadership ‒ Supporting our key growth initiatives ‒ Retaining and growing customers’ share of wallet  Evolving our digital and lead generation capabilities is key to future growth  Our recent investments are beginning to deliver positive ROI; $30M in annual revenue in 2015 Marketing key takeaways 76

Art Garcia Executive Vice President & Chief Financial Officer Financial Overview

Investor Day 2016 • Leverage the power of our contractual business model to achieve profitable growth, strong operating leverage and ROC expansion • Investment in contractual vehicles drives higher earnings and cash flow over time • Maintain strong balance sheet to support growth (via organic and acquisitions) and shareholder return throughout the cycle ‒ Appropriate leverage for our portfolio of businesses • Business model delevers over time due to cash flow generated from contractual revenue streams ‒ Creates opportunity for M&A and capital returns • Pursue a balanced capital allocation strategy to maximize shareholder returns What you’ll hear today… 78

Investor Day 2016 2012 – 2015: solid growth in key performance metrics $4.8 $5.6 2012 2015 Operating Revenue ($B) $4.40 $6.13 2012 2015 Comparable EPS 0.9% 1.4% 2012 2015 ROC – COC Spread $1.2 $1.4 2012 2015 Operating Cash Flow ($B) 5% CAGR Up 50 bps 12% CAGR 8% CAGR 79

Investor Day 2016 $5.6 $5.8 2015 2016F Operating Revenue ($B) 1.4% 1.0% - 1.1% 2012 2016F ROC – COC Spread $6.13 $6.10 - $6.30 2015 2016F Comparable EPS $1.4 $1.6 2015 2016F Operating Cash Flow ($B) Reaffirming 2016 guidance…contractual growth offsetting weaker transactional environment Up 5% Down 30-40 bps Up 0-3% Up 12% 80

Investor Day 2016 Balanced capital allocation philosophy Capital Expenditures Organic growth: Primarily vehicle capex for contractual lease fleet Dividend Growth Growth reflects long-term earnings growth…10% CAGR since 2005 Acquisitions FMS: Tuck-ins drive operating leverage SCS/DTS: Expand capabilities, industries served Share Repurchases Anti-dilutive: Offset dilution creep Discretionary: Driven by balance sheet leverage 81

Timing of revenue and cash flow for full service lease

Lease Term
(Avg. Term: 5 – 7 years)



Lease Signed
Term Begins ~90-120 Days
Lease Expires
Customer contract signed
Vehicle ordered from OEM
Vehicle placed into service
Used vehicle sold

- Lease contract pricing based on DCF approach
- Pricing targeted at 80-120 bps above segment cost of capital
- Sales compensation driven by deal profitability
- Higher vehicle investment and maintenance costs recovered in lease rate

Illustrative cash flows for a full service lease unit:

	Time 0	Years 1-6	YE 6
Financial Impact	Capital Expenditure (avg. $90K)	**Fixed Revenue:** ~85% based on fixed rate per month **Variable Revenue:** Remainder (~15%) based on rate per mile driven Maintenance, Depreciation and Interest Expense incurred Fuel costs passed through to customer *Note: Revenue escalates during contract life based on CPI index*	Sales Proceeds (25 –35%)
Cash Flow	Negative	Positive	Positive

Investor Day 2016

FLEET LEASING & MAINTENANCE I DEDICATED TRANSPORTATION I SUPPLY CHAIN SOLUTIONS

Ryder Ever better.

82

Investor Day 2016 • Vehicle investment generates profitable, contractual revenue stream • Fleet growth drives operating leverage in business model…~30% network capacity available • Significantly higher per vehicle investment (due to engine technology changes) contributes to revenue and earnings growth • Near-term FCF pressured by upfront investment but higher CF generated over the lease term Fleet Growth (3,500 units) Higher Per Unit Investment Growth Capex- Lease 405 $263 $382 $556 $691 $1,022 $460 $184 $177 $216 $270 2011 2012 2013 2014 2015 2016F Rental Lease $680 $263 $723 $1,292 $907 $733 $566 2016F $405 $275 Growth Capex ($M) $1,042 $1,160 $1,252 $1,442 $1,620 $(257) $(488) $(340) $(315) $(728) $100 $1,383 Operating Cash Flow ($M) Free Cash Flow ($M) Significant fleet investment during past 5 years 83

Investor Day 2016 10% 5% • Lease capital spending locks in future revenue and cash flow streams over 6-year contract life • Lease growth capital in recent years has increased future revenue and cash flow streams Contractual business improves stability and visibility to future earnings and operating cash flow $7.2 $7.7 $8.4 2013 2014 2015 Cumulative Future Lease Revenue Contracted At Year-end ($B) 84

Investor Day 2016 -2.2% -1.3% 0.2% 0.9% 1.0% 1.1% 1.4% 1.1% -3.0% -2.0% -1.0% 0.0% 1.0% 2.0% 2009 2010 2011 2012 2013 2014 2015 2016F ROC - COC 1.5% 2.0% Long-Term Target Focused on drivers of higher ROC spread Key Drivers Of Higher ROC Spread: • Leveraging FMS maintenance facility network ~ 30% capacity available • Focus on higher return lease opportunities • Growing asset-light (e.g., Maintenance, SCS) and higher margin businesses • Upselling to DTS • Managing overheads and working capital • Maintaining target balance sheet leverage 85

Investor Day 2016 $0.10 $0.30 $0.50 $0.70 $0.90 $1.10 $1.30 $1.50 $1.70 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 0.16 0.18 0.21 0.23 0.25 0.27 0.29 0.34 0.31 0.37 QUARTERLY DIVIDEND 0.41 • Dividend unchanged at $0.15 per quarter from 1989 through 2004 • Eleven increases in quarterly dividend enacted beginning in 2005 Investors have been rewarded with steady dividend growth 86

Investor Day 2016 ~$350M in contractual revenue since 2008; no deals in market since 2012 • Focus: Tuck-ins; immediately accretive due to facility operating leverage and overhead cost takeout • Active Pipeline: 50 full-service leasing companies with fleets of 250 - 3,000 vehicles – Largely privately-held; key driver is succession planning • Focus: Expanding capabilities and/or industries served – Cross-docks and final mile – Industries for expansion: include healthcare and medical devices Acquisitions supplement organic growth strategy FMS DTS / SCS 87

Investor Day 2016 Product line leverage weighted by revenue mix to calculate overall target range • Full service lease supported by 5- to 7-year customer contract…the most highly levered product at ~4x • Rental is a transactional business, levered at ~1x • SCS and DTS are asset-light businesses, levered at ~0.4x Target leverage range allows us to maintain optimal cost of capital while balancing risk Target leverage range of 225 – 275% debt-to-equity is appropriate for business mix and investment grade rating Targeted capital structure for each product line is determined 88

Investor Day 2016 2011 2012 2013 2014 2015 2016F 0.00 0.50 1.00 1.50 2.00 2.50 3.00 Pension Impact 275% 225% Fitch Moody’s S&P ST Rating F2 P2 A2 LT Rating A- Baa1 BBB Outlook Stable Stable Positive …Debt Is Match Funded And Laddered To Contractual Lease Maturities …Weighted Average Borrowing Rate is 2.9% • OCF from contractual revenue causes business to delever… requires M&A or share repurchase in order to maintain leverage needed for optimal cost of capital • Pension equity charges have driven leverage higher since 2008…accounted for 62 percentage points of leverage at YE15 D e b t- to -E q u it y 200% 180% Leverage ex-pension only modestly up despite growth and repurchases Focused on appropriate leverage and optimal cost of capital Business Delevers Operationally; Pension Equity Charges Have Increased Leverage Ratings Are Investment Grade… 89

Investor Day 2016 Debt maturities consistent with profile of vehicle holding periods $1,200 January 2020 175 October 2016 1,375 Utilized as of 3/31/16 (712) Availability $663 Total Global Credit Facility Receivable-Securitization Facility Total Committed Facilities $1.2B Primary Credit Facility Expires In January 2020 (~4 Years) 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 Apr-2016 2017 2018 2019 2020 2021 2022 to 2025 Short-Term Debt (Primarily CP) Supported by 2020 Credit Facility Debt (Primarily Mid-term Notes) ($ M) ($M) Significant liquidity available…laddered debt maturities Credit Facilities Debt Maturity Profile 90

Investor Day 2016 10% Macroeconomic Environment • ~2% GDP • Neutral impact from pension and FX FMS • Three scenarios for lease fleet growth • Rental fleet grows proportionally with lease fleet • Asset-light products will grow at 8-12% ‒ Contract maintenance will grow at ~8% ‒ On-Demand Maintenance annual revenue of $50 - 100M by 2019 Used Vehicle Sales / Depreciation Policy • Revenue and margin consistent with long-term growth targets Capital Allocation • No discretionary share repurchases or M&A assumed SCS & DTS • Used vehicle sales proceeds based on constant % of original cost • No depreciation benefit from residual value changes Growth scenario assumptions: contractual business grows at various rates while transactional business is stable 91

Investor Day 2016 10% 5% Annual Lease Fleet Growth Scenarios: 2019 Base Case 3,500 Vehicles Operating Revenue 7% CAGR Comparable EPS 10% CAGR FCF (annual) $100-160M Leverage (2019) 170% ROC Spread (2019) 120 bps At 225% leverage: Comparable EPS 13% CAGR ROC Spread (2019) 160 bps Base case growth scenario Key Takeaways • Double-digit earnings growth • Positive free cash flow • Business delevers to well below target – pressures ROC spread • Significant balance sheet capacity for M&A and shareholder return − $550M of buybacks needed to reach 225% leverage 92

Investor Day 2016 10% 5% Annual Lease Fleet Growth Scenarios: 2019 Base Case 3,500 Vehicles Upside 5,000 Vehicles Operating Revenue 7% CAGR 8% CAGR Comparable EPS 10% CAGR 14% CAGR FCF (annual) $100-150M $0-90M Leverage (2019) 170% 175% ROC Spread (2019) 120 bps 150 bps At 225% leverage: Comparable EPS 13% CAGR 16% CAGR ROC Spread (2019) 160 bps 180 bps Key Takeaways • Double-digit earnings growth • Positive free cash flow deferred until 2019 • Business delevers to well below target • Higher earnings benefit ROC spread despite below target leverage • Significant balance sheet capacity for M&A and shareholder return − $500M of buybacks needed to reach 225% leverage Upside growth scenario 93

Investor Day 2016 10% 5% Annual Lease Fleet Growth Scenarios: 2019 Base Case 3,500 Vehicles Upside 5,000 Vehicles No Growth Operating Revenue 7% CAGR 8% CAGR 5% CAGR Comparable EPS 10% CAGR 14% CAGR 2% CAGR FCF (annual) $100-150M $0-90M $330-380M Leverage (2019) 170% 175% 160% ROC Spread (2019) 120 bps 150 bps 30 bps At 225% leverage: Comparable EPS 13% CAGR 16% CAGR 6% CAGR ROC Spread (2019) 160 bps 180 bps 90 bps No growth scenario Key Takeaways • Modest earnings growth • Positive free cash flow • Business delevers to well below target • ROC spread significantly compressed by low earnings growth and below-target leverage • Significant balance sheet capacity for M&A and shareholder return − $630M of buybacks needed to reach 225% leverage 94

Investor Day 2016 10% 5% • Operating revenue growth rate in mid-to-high single digits • Comparable EPS CAGR is 10-14% under growth scenarios; declines to ~2% for no growth scenario • Annual free cash flow estimates are between flat to $150 million for growth scenarios; increasing to $330-380 million with no growth • Significant capacity for share repurchase in upcoming years to maintain balance sheet leverage target ‒ Opportunity to increase comparable EPS CAGR and ROC spread Growth scenario key takeaways 95

Investor Day 2016 2015 Actual Target Operating Revenue Growth Fleet Management 6% (8% ex-Fx) 6-7% Dedicated Transportation 8% 9-10% Supply Chain 5% (8% ex-Fx) 7-8% Segment EBT as % Op Rev Fleet Management 12.0% 12 – 13% Dedicated Transportation 6.4% 8 – 9% Supply Chain 7.5% 8-9% ROC Spread 140 bps 150-200 bps Leverage (Debt-to-Equity) 278% 225 – 275% Three-year financial targets 96

Investor Day 2016  Organic growth well above GDP  Investment in contractual vehicle fleet drives higher earnings and cash flow over time  Operating leverage drives double-digit earnings growth on single-digit revenue growth  Focused on appropriate balance sheet leverage for business model ‒ Operational delevering provides M&A and capital return opportunities  ROC spread expansion driven by growth, asset-light products, cost management and maintaining target leverage  Strong credit rating and access to debt market at attractive rates Financial key takeaways 97

Q & A Session

Solutions Showcase

Investor Day 2016 Learn more about the products and capabilities that are driving Ryder’s growth Investor Day Solutions Showcase Flexible Maintenance Solutions Rental & Maintenance Customer Experience Advanced Fuels & Emerging Vehicle Technology Warehousing & Distribution Management Virtual Tour 100 Mark Cicchini – SVP Global FMS Product & Asset Management Tom Havens – SVP & Global Chief of Operations Bill Dawson – VP Maintenance & Engineering Rich Mohr – VP & Global Product Manager Rental Scott Perry – VP Supply Management & Global Fuel Products Chris Nordh – Director of Global Fuel Products Norm Brouilette – VP & General Manager Technology & Healthcare Will Johnson – Group Director of Continuous Improvement Collaborate. Innovate. Execute. Grow.

Investor Day Solutions Showcase

Collaborate. Innovate. Execute. Grow.

Supply Chain Visibility Tools	Gary Allen – VP Supply Chain Excellence Dave Belter – VP & GM of Global Transportation Management
Mexico Operations	Gene Sevilla – VP SCS International Luis Murguia – Director of Internat'l Customer Logistics Automotive
Dedicated Solutions	Dan McHugh – VP of Dedicated Business Development Steve Martin – VP of Dedicated Business Development
Total Cost of Ownership Sales Tool	Kirk Norton – Director of Sales Operations – Natl' Accounts Nicole Smith – Manager of Financial Consulting – FMS SE Region

Learn more about the products and capabilities that are driving Ryder's growth

Investor Day 2016
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Presenter Bios

Investor Day 2016 Ryder Presenter Bios 103 Robert Sanchez Chair of the Board and Chief Executive Officer Mr. Sanchez was named Chief Executive Officer in January 2013 and Chairman of the Board in May 2013. Over the course of two decades at Ryder, Mr. Sanchez has held many senior executive leadership positions including President and Chief Operating Officer, Executive VP and Chief Financial Officer, President of Fleet Management Solutions (FMS), Senior VP and Chief Information Officer, Senior VP of Transportation Management within Supply Chain Solutions (SCS) and VP Asset Management. He has been a member of the company’s Executive Leadership Team since 2003. In his earlier roles, he played a key part in implementing the strategy to centralize Ryder’s asset management function and improve its cost management, which drove an improvement in the return of capital and earnings of the company. Since 2012, he has led the development and execution of Ryder’s growth strategy focused on the large segment of businesses that do not yet outsource their fleet management and supply chain functions. Under his leadership, the company has achieved record revenue and earnings levels. Mr. Sanchez is on the Board of Directors of Texas Instruments and chair of the board’s compensation committee. He also serves on the Board of Directors of the Truck Renting and Leasing Association (TRALA), the United Way of Miami-Dade, St. Thomas University in Miami, the Foundation for Human Rights in Cuba, and the Association of Cuban American Engineers (ACAE), for which he chairs the Scholarship Foundation. Additionally, he is a member of the University of Miami President’s Council and the College of Engineering Visiting Committee. He is also a mentor for the Big Brothers Big Sisters School to Work Program. In 2010, The South Florida Business Journal named Mr. Sanchez CFO of the Year for the South Florida region, recognizing the important role he and his team played in maintaining Ryder’s strong financial position during the difficult economic environment of 2009. In addition, he was named one of the Top 100 Power Leaders by The South Florida Business Journal in 2016. Mr. Sanchez earned his MBA from The Wharton School at the University of Pennsylvania with a concentration in Finance and Strategic Management and a Bachelor of Science degree in Electrical Engineering from the University of Miami.

Investor Day 2016 Ryder Presenter Bios 104 Art Garcia Executive Vice President and Chief Financial Officer Mr. Garcia is responsible for Ryder’s financial management functions, including the finance and audit, strategic sourcing, corporate strategy, and investor relations functions. Prior to this position, Mr. Garcia was Senior VP and Controller for Ryder, responsible for corporate accounting and planning, internal and external financial reporting, vehicle administration, payroll and shared services, and insurance accounting. Before serving as Senior VP and Controller, he served as Group Director of Accounting Services, where he supervised Ryder’s internal financial reporting activities, vehicle administration, and payroll services. Mr. Garcia joined Ryder in 1997 as Senior Manager of Corporate Accounting. He later served as Director of Corporate Accounting and, subsequently, as Group Director of Accounting Services. Prior to joining Ryder, he spent 14 years with the Miami office of the accounting firm of Coopers & Lybrand LLP as Senior Manager of Business Assurance. Dennis Cooke President, Global Fleet Management Solutions (FMS) In this role, Mr. Cooke is responsible for leading all areas of global business operations for the Company’s largest business segment, FMS. The FMS business provides truck leasing, rental, and maintenance services throughout the U.S., Canada, and the United Kingdom. It manages a fleet of more than 200,000 vehicles from 800 locations and serves the needs of more than 14,000 customers. Most recently, Mr. Cooke served as Senior Vice President and Chief of Operations for FMS in the U.S. and Canada. He joined Ryder in 2011, following a 22-year career with GE and related companies. At GE, Mr. Cooke held positions of increasing responsibility with GE Healthcare, including serving as Vice President and General Manager of GE Healthcare’s Global MRI business from 2000 to 2005 . Mr. Cooke earned his MBA from the University of Chicago. He holds both master’s and bachelor’s degrees in electrical engineering from Purdue University and is a Six Sigma Green Belt.

Investor Day 2016 John Diez President, Dedicated Transportation Solutions (DTS) In this role, Mr. Diez is responsible for setting the strategic direction of DTS, which combines vehicles, drivers, and administrative services with additional value-added services, all dedicated to a specific customer. Prior to this role, Mr. Diez held the title of Senior Vice President of Ryder Dedicated, and prior to that, he served as Senior Vice President of Asset Management, in which he led all aspects of strategy, operations, capital and operating planning, and corporate compliance for the commercial rental, used vehicle sales, and strategic sourcing organizations. He joined Ryder as Assistant Controller in 2002, a position he held for five years. In 2007, he was promoted to Vice President and Chief Financial Officer for the Fleet Management Solutions business segment and named an officer. A year later, he was appointed Senior Vice President of Global Field Finance, a position he held for three years. Mr. Diez spent eight years in the audit practice of KPMG LLP prior to joining Ryder. He is a CPA in the State of Florida and a member of the American Institute of CPAs. Mr. Diez earned both his Bachelor of Science and Master of Science degrees in Accounting from Florida International University. Ryder Presenter Bios 105 Steve Sensing President, Global Supply Chain Solutions (SCS) In this role, Mr. Sensing is responsible for management, operations, sales, and the financial performance of Ryder’s SCS business segment. Previously, Mr. Sensing served as the Vice President and General Manager of the Technology and Healthcare industry groups for Ryder SCS. With a Ryder career spanning more than 20 years, Mr. Sensing joined the company in 1992 as General Manager leading the operations of Dedicated Contract Carriage solutions for regional accounts. He subsequently served in a variety of positions of increasing responsibility, including Group Manager for Ryder Dedicated; Director of Customer Logistics Distribution Management; and Director of Operations for Ryder Integrated Supply Chain Solutions. His experience includes overseeing the development and operation of Ryder solutions in dedicated transportation, transportation management, network optimization, distribution management, sales, operations, engineering, LEAN, and IT. Before joining Ryder, Mr. Sensing served as Transportation Manager for Trans Fleet Enterprises/ Northern Telecom, where he was responsible for managing private fleet operations in the United States. Mr. Sensing earned his Bachelor of Science degree in Business Administration from the University of Tennessee in Knoxville, where he majored in Logistics and Transportation.

Investor Day 2016 Ryder Presenter Bios 106 Karen Jones Executive Vice President and Chief Marketing Officer In this role, Ms. Jones is responsible for leading the company’s Fleet Management Solutions (FMS), Dedicated Transportation Solutions (DTS), and Supply Chain Solutions (SCS) marketing efforts, as well as integrating the management of all marketing and brand-related activities across Ryder to drive growth and enhance brand value. Prior to this position, Ms. Jones was CMO for the FORTUNE 300 Company NRG/Reliant Energy, Inc., where she was responsible for launching the company’s new corporate brand. Prior to that, she served as Senior Vice President of Marketing and Corporate Communications for DHL Express U.S., and was a member of its U.S. Management Board. Her marketing efforts at DHL resulted in the largest awareness increases in the company’s history and within the logistics category, which were considered a major contributor to the advancement of DHL’s recognition in the “Top 100 Most Valuable Brands” by BrandZ. Prior to DHL, Ms. Jones served in positions responsible for worldwide brand advertising, sponsorship, strategic alliances, and marketing for Hewlett Packard and Compaq Computer Corporation. She was named “Marketer of the Year” by BtoB magazine in 2005, and was ranked in the publication’s annual “Best Issue” from 2006-2008. In 2014 she was recognized as one of the Most Powerful and Influential Women in Business by the National Diversity Council. Bob Brunn Vice President, Corporate Strategy and Investor Relations In this role, Mr. Brunn is responsible for developing Ryder’s strategic agenda as it relates to all business segments, product lines, funct ional areas, and geographies, and is the primary channel of communication with the equity analyst community. Most recently, Mr. Brunn was Vice President of Investor Relations and Public Affairs for Ryder, managing Ryder’s relationships with the investment analyst community as well as leading the Company’s community and public affairs efforts, including the Ryder Chari table Foundation. During this time, Mr. Brunn established Ryder’s comprehensive national partnership with the American Red Cross to support disaster preparedness and response efforts. Mr. Brunn joined Ryder in 1988 as Staff Analyst of Acquisitions of Ryder Public Transportation Services and later promoted to roles of increasing responsibility. He later served as Assistant Treasurer responsible for Ryder’s revolving credit facilities, asset-backed securitization financings, benefit plan investments and lease financing, as well as European, Canadian and Asian financing. Prior to joining Ryder, Mr. Brunn spent four years with Continental Illinois National Bank. Mr. Brunn holds a Master of Business Administration degree in finance/international business from the University of Chicago and a Bachelor of Science degree in finance from Miami University in Oxford, Ohio.

Investor Relations Contact Information Bob Brunn VP – Corporate Strategy & Investor Relations 305-500-4210 bbrunn@ryder.com Calene Candela Group Director – Investor Relations 305-500-4764 ccandela@ryder.com

Appendix

Investor Day 2016 Appendix: Non-GAAP Financial Measures ($ Millions) 2016 Forecast 2015 2012 Operating Revenue 5,815$ 5,561$ 4,770$ Fuel and Subcontracted Transportation 1,155 1,011 1,487 Total Revenue 6,970$ 6,572$ 6,257$ Note: Amounts throughout presentation may not be additive due to rounding. Total Revenue to Operating Revenue Reconciliation 109

Investor Day 2016 Appendix: Non-GAAP Financial Measures 2015 YOY Growth Fx Impact (1) YOY Growth excl Fx Operating Revenue 6% 2% 8% FMS Operating Revenue 6% 2% 8% SCS Operating Revenue 5% 3% 8% (1) Foreign exchange impact was calculated by dividing the results for the current and prior year periods by the exchange rates in effect on December 31, 2014, which was the last day of the prior year period, rather than the actual exchange rates in effect as of December 31, 2015. Foreign Exchange Impact on Operating Revenue Growth Reconciliation 110

Investor Day 2016 Appendix: Non-GAAP Financial Measures Revenue 2015 2012 2011 Full Service Lease 2,407$ 2,102$ 1,996$ Contract Maintenance 193 187 182 Contractual Revenue 2,599 2,289 2,179 Commercial Rental 940 773 723 Contract-related Maintenance 229 187 166 Other 78 72 69 Operating Revenue 3,846 3,321 3,136 Fuel Services Revenue 700 1,084 1,082 Total Revenue 4,546$ 4,405$ 4,218$ FMS Total Revenue to Operating Revenue Reconciliation ($ Millions) Note: Amounts throughout presentation may not be additive due to rounding. 111

Investor Day 2016 Appendix: Non-GAAP Financial Measures ($ Millions) Revenue 2015 2012 Operating Revenue 714$ 533$ Subcontracted Transportation 61 60 Fuel 120 153 Total Revenue 896$ 745$ DTS Total Revenue to Operating Revenue Reconciliation Note: Amounts throughout presentation may not be additive due to rounding. 112

Investor Day 2016 Appendix: Non-GAAP Financial Measures ($ Millions) Revenue 2015 2012 Automotive 469$ 445$ Technology & Healthcare 251 205 CPG & Retail 432 377 Industrial & Other 104 89 Operating Revenue 1,256 1,116 Subcontracted Transportation 227 314 Fuel 65 106 Total Revenue 1,548$ 1,535$ SCS Total Revenue to Operating Revenue Reconciliation Note: Amounts throughout presentation may not be additive due to rounding. 113

Investor Day 2016 Appendix: Non-GAAP Financial Measures Earnings and EPS from Continuing Operations to Comparable Earnings and Comparable EPS Reconciliation 2015 2015 2012 Earnings EPS EPS Reported 306$ 5.73$ 3.90$ Non-operating pension costs 11 0.21 0.37 Pension settlement charges (0) (0.01) - Restructuring and other charges 10 0.19 0.11 Consulting fees 2 0.04 - Tax benefits (2) (0.04) (0.08) Superstorm Sandy vehicle-related loss - - 0.10 Comparable 327$ 6.13$ 4.40$ 2016 Forecast EPS Forecast $5.79 - 5.99 Non-operating pension costs 0.31 Comparable $6.10 - 6.30 ($ Millions, except per share amounts) 114

Appendix: Non-GAAP Financial Measures

($ Millions)

Net Earnings to Adjusted Return on Capital Reconciliation

	2009	2010	2011	2012	2013	2014	2015
Net Earnings [1]	$ 62	$ 118	$ 170	$ 210	$ 238	$ 218	$ 305
Restructuring and Other Charges, Net and Other Items	30	6	6	17	-	115	18
Income Taxes	54	61	108	91	126	118	164
Adjusted Earnings Before Income Taxes	146	185	284	317	363	451	486
Adjusted Interest Expense [2]	150	133	135	144	141	145	151
Adjusted Income Taxes [3]	(122)	(124)	(157)	(167)	(177)	(214)	(224)
Adjusted Net Earnings	$ 174	$ 194	$ 262	$ 294	$ 327	$ 383	$ 413
Average Total Debt [4]	$ 2,692	$ 2,512	$ 3,079	$ 3,778	$ 4,015	$4,653	$ 5,177
Average Off-Balance Sheet Debt [4]	142	114	78	2	1	2	1
Average Total Shareholders' Equity [4]	1,396	1,402	1,428	1,406	1,594	1,926	1,895
Average Adjustments to Shareholders' Equity [5]	16	2	4	(3)	(2)	8	11
Adjusted Average Total Capital	$ 4,245	$ 4,030	$ 4,588	$ 5,182	$ 5,608	$6,589	$ 7,084
Adjusted Return on Capital	4.1%	4.8%	5.7%	5.7%	5.8%	5.8%	5.8%

(1) Earnings calculated based on a 12-month rolling period.
(2) Interest expense includes interest for on and off-balance sheet vehicle obligations.
(3) Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense.
(4) The average is calculated based on the average GAAP balances.
(5) Represents comparable earnings items for those periods.

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Ryder Ever better.

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Investor Day 2016 Appendix: Non-GAAP Financial Measures ($ Millions) (1) Earnings calculated based on a 12-month rolling period. (2) Interest expense includes interest for on and off-balance sheet vehicle obligations. (3) Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense. (4) The average is calculated based on the average GAAP balances. (5) Represents comparable earnings items for those periods. Net Earnings to Adjusted Return on Capital Reconciliation FMS DTS SCS Net Earnings (1) 300$ 28$ 60$ Restructuring and Other Charges, Net and Other Items (16) - - Income Taxes 162 18 34 Adjusted Earnings Before Income Taxes 446 46 94 Adjusted Interest Expense (2) 154 7 2 Adjusted Income Taxes (3) (210) (21) (35) Adjusted Net Earnings 390$ 32$ 61$ Average Total Debt(4) 5,311$ (73)$ (68)$ Average Off-Balance Sheet Debt(4) - 296 147 Average Total Shareholders' Equity(4) 1,387 95 324 Averag Adjustments to Shareholders' Equity (5) (42) - - Adjusted Average Total Capital 6,656$ 319$ 403$ Adjusted Return on Capital 5.9% 10.0% 15.1% 2015 116

Investor Day 2016 Appendix: Non-GAAP Financial Measures (1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (2) Free Cash Flow excludes acquisitions and changes in restricted cash. Cash Provided by Operating Activities to Total Cash Generated / Free Cash Flow Reconciliation ($ Millions) 2011 2012 2013 2014 2015 Cash Provided by Operating Activities from Continuing Operations 1,042$ 1,160$ 1,252$ 1,383$ 1,442$ Proceeds from Sales (Primarily Revenue Earning Equipment) 337 413 452 497 427 Collections of Direct Finance Leases 62 72 71 66 71 Other, net - - 8 (1) - Total Cash Generated 1,442 1,645 1,783 1,944 1,940 Capital Expenditures (1) (1,699) (2,133) (2,123) (2,259) (2,668) Free Cash Flow (2) (257)$ (488)$ (340)$ (315)$ (728)$ 117

Investor Day 2016